John Hancock Funds III

John Hancock Disciplined Value Fund

John Hancock Disciplined Value Mid Cap Fund

John Hancock Global Shareholder Yield Fund

John Hancock International Growth Fund (each a fund)

Supplement dated December 13, 2016 to the current Class R6 prospectus, as may be supplemented

Effective immediately, the section entitled “Choosing an eligible share class” as it pertains to Class R6 shares is amended and restated as follows:

CHOOSING AN ELIGIBLE SHARE CLASS

Class R6 shares

Class R6 shares are offered without any sales charge and are generally made available to the following types of investors if they also meet the minimum initial investment requirement for purchases of Class R6 shares. (See “Opening an account.”)

•         Qualified 401(a) plans (including 401(k) plans, Keogh plans, profit-sharing pension plans, money purchase pension plans, target benefit plans, defined benefit pension plans, and Taft-Hartley multi-employer pension plans) (collectively, qualified plans)

•         Endowment funds and foundations

•         Any state, county, or city, or its instrumentality, department, authority, or agency

•         457 plans, including 457(a) governmental entity plans and tax-exempt plans

•         Accounts registered to insurance companies, trust companies, and bank trust departments

•         Investment companies, both affiliated and not affiliated with the advisor

•         Any entity that is considered a corporation for tax purposes, including corporate nonqualified deferred compensation plans of such corporations

•         Fund Trustees and other individuals who are affiliated with the fund and other John Hancock funds

•         Financial intermediaries utilizing fund shares in certain eligible qualifying investment product platforms under a signed agreement with the distributor

Class R6 shares may not be available through certain investment dealers.

The availability of Class R6 shares for qualified plan investors will depend upon the policies of your financial intermediary and/or the recordkeeper for your qualified plan.

Class R6 shares also are generally available only to qualified plan investors where plan level or omnibus accounts are held on the books of the fund.

Class R6 shares are not available to retail non-retirement accounts, Traditional and Roth individual retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, and 529 college savings plans.

In addition, the “minimum initial investment” in the section entitled “Opening an account” as it pertains to Class R6 shares is modified as follows:

Share Class         Minimum initial investment

Class R6           $1 million. However, there is no minimum initial investment requirement for: (i) qualified and nonqualified plan investors that do not require the fund or its affiliates to pay any type of administrative payment; (ii) certain eligible qualifying investment product platforms; or (iii) Trustees, employees of the advisor or its affiliates, and members of the fund’s portfolio management team.

You should read this supplement in conjunction with the prospectus and retain it for future reference.

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